united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 09/30

Date of reporting period: 09/30/16

Item 1. Reports to Stockholders.

Marathon Value Portfolio

MVPFX

Annual Report

September 30, 2016

Fund Advisor:

Gratus Capital, LLC
3350 Riverwood Parkway, Suite 1550
Atlanta, GA 30339

(800) 788-6086

www.marathonvalue.com

Dear Shareholder:

This report covers a period in which the stock market turned more towards fundamentals.

The last few years have seen an emphasis on returning cash to shareholders as stock buybacks and dividends. Indeed, over a recent twelve month period, the stocks of the S&P 500 returned 105% of free cash flow to shareholders in the form of dividends or buybacks. While this action serves the investment community’s current clamor for dividend yield, it overlooks the need to invest some current profits in order to grow earnings in the future.

Faithful readers of past letters know that I have thought that the Federal Reserve’s purchase of a great deal of US Government debt has been a dangerous experiment. The chorus of opposition has recently raised their voices, and even within the narrow group who manage the Federal Reserve there have arisen some doubts about the continued effort to suppress interest rates. Consequently, we’ve come closer to the moment when we learn how much the financial markets have been dependent on Federal Reserve intervention.

It is our goal to be mindful of these risks while we continue to focus on the future of the companies in our portfolio, as well as on our search for new investments. This means we will continue to focus on the three R’s: return on capital, return of capital, and reinvestment of retained earnings.

I delayed finishing this shareholder letter until after the election so it would not appear to be antediluvian. Nothing jumps to conclusions as fast as the traders’ fingers on Wall Street. Our investment reaction has been slower. The changes that will come from the new administration will no doubt be substantial. Nevertheless, many of the forces at work will cause countervailing forces to arise. Few conclusions seem safe to make yet. I have previously written that the excessive zeal with which regulators have restrained bank lending is a primary cause of the tepid recovery from the Great Recession. Bank lending will pick up, so inflation may pick up substantially. The Federal Reserve, which has foolishly stewed over inflation not hitting 2%, may well get more than it has asked for. More strikingly, the financial markets have taken over the setting of interest rates from central bankers, causing a rise in interest rates. Overall, the pricing of money will become more realistic. To the extent that interest rates are higher, corporations will need to rethink their strategies with regard to repurchasing shares.

All in all, the investment process requires long term thinking. Successful investing, whether in a mutual fund or elsewhere, is best done by viewing it as a long term journey. It is a journey that inevitably carries hazards but rewards the traveler. I appreciate your joining us on the trip. Thank you.

Very Truly Yours,

Marc Heilweil

Management Discussion and Analysis

Over the eleven-month period ending September 30, 2016, Marathon Value (“Marathon” or “the Fund”) returned +7.36%. Marathon’s annualized performance since inception (March 28, 2000) is +7.78%. The comparable total returns for the S&P 500 benchmark are +6.45% and +4.23%. Since the Fund’s inception, the Fund’s cumulative total return has been +244.47%, versus the S&P500’s cumulative total return of +98.12% for a total return differential of +146.35% for Marathon.

PERFORMANCE SUMMARY

	For Calendar Year
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	Year-to- Date 2016 as of 9/30/16	Since Inception as of 9/30/16
Marathon Value Portfolio	16.06%	4.70%	-11.00%	26.20%	14.03%	6.20%	11.76%	3.10%	-23.33%	20.29%	15.87%	1.76%	12.91%	26.89%	7.37%	-1.96%	10.32%	244.47%

S&P 500 Index	-11.67%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	13.69%	1.38%	7.84%	98.12%

Annualized Total Returns
For the Periods Ended September 30, 2016
		Three Year	Five Year	Ten Year	Since
	One Year	Average	Average	Average	Inception
Marathon Value Portfolio	14.29%	7.76%	12.92%	7.17%	7.78%

S&P 500 Index	15.43%	11.16%	16.37%	7.24%	4.23%

The Total Gross Annual Expense Ratio for the Fund, as disclosed in the Fund’s prospectus, is 1.10%

*	March 28, 2000 is the date the Portfolio Manager assumed management of Marathon. Returns for 2000 are from 03/28/00 through 12/31/00. Returns are not annualized, except where noted. Performance quoted is past performance. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.com or by calling 1-800-788-6086. The index is unmanaged, and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s Prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s Prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through September 30, 2016. The Fund’s return represents past performance and does not guarantee future r esu lts. The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling 1-800-788-6086 or visiting www.marathonvalue.com. The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

MANAGEMENT DISCUSSION

For the eleven month period ended September 30, 2016, the Marathon Value Portfolio rose +7.36% versus the S&P500 Total Return’s increase of +6.45%.

Marathon remains pretty much a portfolio of companies, as opposed to a Fund that is trading shares. As a result, our tax efficiencies remain high, and more to the point, we are investing in companies, not trading stocks.

Edwards Life Sciences (EW, +53.4%, 2.79% of Port) is an innovative company in the cardiology arena. Its newest major product enables valve replacement without opening the chest up. Illinois Toolworks (ITW, +30.3%, 1.58% of Port) has continued to shine even as American manufacturing undergoes a slump. The company is famous for its adoption of its 80/20 system of management. The system, whose origins lie with the Italian mathematician Pareto’s Principle, dictates 80% of the value of the business and results come from the top 20% most important items.

In the information technological arena we did best with users of technology, as opposed to makers. Equifax (EFX, +26.3%, 2.09% of Port) continues to expand its usefulness to credit suppliers with new products. Global Payments (GPN, +12.5%, 1.79% of Port) likewise keeps doing more to facilitate the use of credit cards and other payment media. On the other hand, our commitment to IBM’s (IBM, +13.4%, 1.56% of Port) transformation has done little for us so far.

Big pharmaceutical manufacturers, aka drug companies, did not fare well in the stock market during this period. Bristol Myers (BMY, -18.2%, 0.73% of Port) and Novartis (NVS, -12.7%, 0.86% of Port) are our most important stocks in this sector. Bristol seemed headed for the lead in the burgeoning arena of immunotherapy for cancer when it stumbled in a trial for non-small cell lung cancer. In our view, the market over reacted to a trial that had distinctive metrics. Novartis remains a leading edge company that had to face the expiration of its Gleevec patent and missteps in its eye care division, Alcon. We expect it will have better news in the coming years because of its research abilities. The company has a greater margin of safety than most drug companies because it is well diversified. In addition to Alcon, Novartis derives some 20% of its revenues from generics. Its finances are back-stopped by a $12.2 billion dollar holding in fellow Swiss company, Roche.

The American and global business environment will face unknown forces in the coming years. The prospect of a change in the corporate tax regime may be one of the most important. Corporate income tax revenues as a percentage of the Treasury’s take are near post war lows. Some companies will pay more, even though the tax rate will be lower. In face of these unknowns we will continue to be diversified and thoughtful.

Marathon Value Portfolio
PORTFOLIO REVIEW (Unaudited)
September 30, 2016

The Fund’s performance figures(*) for the periods ended September 30, 2016, compared to its benchmark:

		Five	Ten
	One	Year	Year	Inception*** through
	Year	(Annualized)	(Annualized)	September 30, 2016
Marathon Value Portfolio	7.36%	12.92%	7.17%	7.78%
S&P 500 Index **	6.45%	16.37%	7.24%	4.23%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s investment advisor has contractually agreed to pay most of the Fund’s operating expenses (with certain exceptions) in return for a “universal fee” of 1.10% (excluding indirect costs of investing in other investment companies and certain other expenses) of the Fund’s Net Assets. Please review the Fund’s most recent prospectus for more detail on this universal fee. The Fund’s total annual expense ratio is 1.10% per the Fund’s most recent prospectus. For performance information current to the most recent month-end, please call toll-free 1-800-788-6086.

**	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index.

***	Inception date is March 28, 2000.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of Sepetember 30, 2016:

Sectors	Percentage of Net Assets
Information Technology	19.6%
Industrials	17.6%
Financial Services	13.0%
Consumer Discretionary	11.7%
Healthcare	11.5%
Consumer Staples	9.3%
Materials	7.8%
Energy	4.2%
Real Estate Investment Trusts	2.6%
Government Obligation	0.8%
Other	1.9%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS
September 30, 2016

Shares		Fair Value
	COMMON STOCKS - 91.8%
	CONSUMER DISCRETIONARY - 11.7%
5,700	Advance Auto Parts, Inc.	$849,984
10,100	Bed Bath & Beyond, Inc.	435,411
8,500	Genuine Parts Co.	853,825
4,368	John Wiley & Sons, Inc.	225,432
23,660	Johnson Controls Internet	1,100,900
15,300	Lowe’s Cos, Inc.	1,104,813
8,000	McDonald’s Corp.	922,880
2,950	Polaris Industries, Inc.	228,448
30,780	Reading International, Inc.*	410,913
7,000	Tiffany & Co.	508,410
8,000	Walt Disney Co./The	742,880
		7,383,896
	CONSUMER STAPLES - 9.3%
3,000	Archer-Daniels-Midland Co.	126,510
11,100	Campbell Soup Co.	607,170
12,700	Colgate-Palmolive Co.	941,578
6,300	Costco Wholesale Corp.	960,813
12,206	Coty, Inc.	286,832
5,000	Kimberly-Clark Corp.	630,700
13,151	Koninklijke DSM NV - ADR	222,252
9,100	PepsiCo, Inc.	989,807
5,000	Procter & Gamble Co.	448,750
5,200	Walgreens Boots Alliance	419,224
4,315	Weis Markets, Inc.	228,695
		5,862,331
	ENERGY - 2.8%
6,600	ConocoPhillips	286,902
5,700	Devon Energy Corp.	251,427
5,323	Exxon Mobil Corp.	464,591
8,000	Phillips 66	644,400
5,500	Sasol Ltd. - ADR	150,260
		1,797,580
	FINANCIAL SERVICES - 12.4%
3,013	Alleghany Corp. *	1,581,885
3,000	Aon PLC	337,470
9,000	Bank of Nova Scotia	476,910
6,500	Berkshire Hathaway, Inc. *	939,055
36,000	BofI Holding, Inc. *	806,400
6,000	Leucadia National Corp.	114,240
5,030	M&T Bank Corp.	583,983

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2016

Shares		Fair Value

1,306	National Western Life Group, Inc.	$268,213
50,900	Northeast Bancorp	589,422
12,500	SunTrust Banks, Inc.	547,500
19,530	US Bancorp	837,642
900	White Mountains Insurance	747,000
		7,829,720
	HEALTHCARE - 11.5%
4,700	Becton Dickinson and Co.	844,731
8,500	Bristol-Myers Squibb Co.	458,320
4,500	Cardinal Health, Inc.	349,650
14,600	Edwards Lifesciences Corp. *	1,760,176
7,000	GlaxoSmithKline PLC - ADR	301,910
6,845	Novartis AG - ADR	540,481
6,500	Novo Nordisk A/S - ADR	270,335
8,723	Pfizer, Inc.	295,448
8,500	QIAGEN NV *	233,240
15,500	St Jude Medical, Inc.	1,236,280
8,500	Stryker Corp.	989,485
		7,280,056
	INDUSTRIALS - 17.4%
10,700	3M Co.	1,885,661
2,500	Atlas Air Worldwide Holdings, Inc. *	107,050
8,469	Eaton Corp. PLC	556,498
14,600	Emerson Electric Co.	795,846
9,800	Equifax, Inc.	1,318,884
2,300	Expeditors International of Washington, Inc.	118,496
4,000	Fastenal Co.	167,120
14,300	General Electric Co.	423,566
23,138	Graco, Inc.	1,712,212
8,300	Illinois Tool Works, Inc.	994,672
12,300	Lincoln Electric Holdings, Inc.	770,226
12,484	Raven Industries, Inc.	287,507
12,539	Secom Co., Ltd. - ADR	233,978
9,800	United Parcel Service, Inc.	1,071,728
6,000	Verisk Analytics, Inc.*	487,680
		10,931,124
	INFORMATION TECHNOLOGY - 19.6%
1,103	Alphabet, Inc. Class A *	857,351
750	Alphabet, Inc. Class C *	603,045
9,100	Apple, Inc.	1,028,755
6,700	Automatic Data Processing, Inc.	590,940
21,600	Avnet, Inc.	886,896
26,800	Cisco Systems, Inc.	850,096
22,500	Corning, Inc.	532,125

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2016

Shares		Fair Value
14,700	Global Payments, Inc.	$1,128,372
17,600	Intel Corp.	664,400
6,200	International Business Machines Corp.	984,870
21,500	Linear Technology Corp.	1,274,735
11,400	Microsoft Corp.	656,640
31,600	Net 1 UEPS Technologies, Inc. *	270,496
9,000	TE Connectivity Ltd.	579,420
12,200	Texas Instruments, Inc.	856,196
8,080	Zebra Technologies Corp. *	562,449
		12,326,786
	MATERIALS - 7.1%
18,000	PPG Industries, Inc.	1,860,480
10,400	Silver Wheaton Corp.	281,112
21,200	Valspar Corp.	2,248,684
		4,390,276

	TOTAL COMMON STOCK (Cost $26,481,195)	57,801,769

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.6%
11,000	Colony Capital, Inc.	200,530
4,800	EastGroup Properties, Inc.	353,088
34,720	Weyerhaeuser Co.	1,108,957
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $ 1,060,682)	1,662,575

Par Value
	BONDS AND NOTES - 3.0%
	ENERGY- 1.4%
350,000	Cameron International Corp. 1.15%, 12/15/2016	350,120
265,000	Canadian Natural Resources Ltd., 5.70%, 05/15/2017	271,235
275,000	ConocoPhillips Canada Funding Co., 5.63%, 10/15/2016	275,332
		896,687
	FINANCIAL SERVICES - 0.6%
240,000	Bank of Nova Scotia, 1.25% 04/11/2017 (A)*	240,076
46,394	Countrywide Asset-Backed Certificates, 1.18%, 4/25/2032 (A)	31,091
27,904	Countrywide Asset-Backed Certificates, 3.53%, 10/25/2032 (A)	8,297
66,350	Impac CMB Trust Series 2004-4, 1.36%, 9/25/2034 (A)	63,750
33,936	Impac CMB Trust Series 2003-8, 1.42%, 10/25/2033 (A)	32,606
		375,820
	GOVERNMENT OBLIGATION - 0.8%
500,000	US Treasury Note, 2.00%, 2/15/2025	517,871

	INDUSTRIALS - 0.2%
100,000	Greif Inc., 6.75%, 2/1/2017	101,375

	TOTAL BONDS AND NOTES (Cost $1,914,514)	1,891,753

See accompanying notes to financial statements.

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2016

Shares		Fair Value

	PREFERRED STOCK - 0.7%
	MATERIALS - 0.7%
4,000	El du Pont de Nemours & Co., 4.50%, Perpetual (Cost $308,578)	$433,000

	SHORT-TERM INVESTMENT - 0.4%
250,000	Huntington Conservative Deposit Account, 0.05% (A)
	(Cost $250,000)	250,000

	TOTAL INVESTMENTS (Cost $30,014,969) (B) - 98.5%	$62,039,097

	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%	$944,738

	NET ASSETS - 100.0%	$62,983,835

*	Non-income producing securities.

ADR American Depositary Receipt.

CMB - Collateralized Mortgage Backed

(A)	Variable rate security; the rate shown represents the yield at September 30, 2016

(B)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $29,977,726 and differs from fair value by

Unrealized appreciation	32,419,404
Unrealized depreciation	(358,033)
Net unrealized appreciation	$32,061,371

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

ASSETS
Investment securities:
At cost	$30,014,969
At fair value	$62,039,097
Cash	977,767
Dividends and interest receivable	80,082
Other assets	3,071
TOTAL ASSETS	63,100,017

LIABILITIES
Payable for fund shares redeemed	80,959
Investment advisory fees payable (a)	35,223
TOTAL LIABILITIES	116,182
NET ASSETS	$62,983,835

Net Assets Consist Of:
Paid in capital	$29,772,921
Undistributed net investment income	348,753
Accumulated net realized gain from security transactions	838,033
Net unrealized appreciation on investments	32,024,128
NET ASSETS	$62,983,835

Net Asset Value Per Share:
Shares:
Net Assets	$62,983,835
Shares of beneficial interest outstanding (b)	2,561,710

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$24.59

(a)	See Note 4 in the Notes to Financial Statements.

(b)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENT OF OPERATIONS

	Period Ended	Year Ended
	September 30, 2016 (b)	October 31, 2015
INVESTMENT INCOME
Dividends (net of foreign withholding tax of $12,392)	$1,017,882	$1,088,990
Interest	44,466	61,020
TOTAL INVESTMENT INCOME	1,062,348	1,150,010

EXPENSES
Investment advisory fees (a)	617,606	724,025
TOTAL EXPENSES	617,606	724,025

NET INVESTMENT INCOME	444,742	425,985

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from investments and foreign currency transactions	811,768	446,011
Net change in unrealized appreciation on investments	3,115,067	1,415,163

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	3,926,835	1,861,174

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,371,577	$2,287,159

(a)	See Note 4 in the Notes to Financial Statements.

(b)	Represents the period November 1, 2015, through September 30, 2016. See Note 1.

See accompanying notes to financial statements.

Marathon Value Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended	Year Ended	Year Ended
	September 30, 2016 (a)	October 31, 2015	October 31, 2014
FROM OPERATIONS
Net investment income	$444,742	$425,985	$371,273
Net realized gain from investments and foreign currency transactions	811,768	446,011	1,145,134
Net change in unrealized appreciation on investments	3,115,067	1,415,163	3,927,621
Net increase in net assets resulting from operations	4,371,577	2,287,159	5,444,028

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(427,736)	(411,894)	(244,492)
From net realized gains	(446,836)	(1,149,058)	(1,778,576)
Net decrease in net assets from distributions to shareholders	(874,572)	(1,560,952)	(2,023,068)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	741,450	2,629,775	2,839,671
Reinvestment of distributions to shareholders	873,781	1,559,285	2,018,384
Payments for shares redeemed	(5,434,490)	(8,742,368)	(5,191,206)
Net decrease in net assets from shares of beneficial interest	(3,819,259)	(4,553,308)	(333,151)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(322,254)	(3,827,101)	3,087,809

NET ASSETS
Beginning of Period	63,306,089	67,133,190	64,045,381
End of Period *	$62,983,835	$63,306,089	$67,133,190
* Includes undistributed net investment income of:	$348,753	$358,108	$349,368

SHARE ACTIVITY
Shares Sold	32,891	114,736	129,355
Shares Reinvested	39,396	69,829	95,072
Shares Redeemed	(234,759)	(377,905)	(234,562)
Net decrease from share activity	(162,472)	(193,340)	(10,135)

(a)	Represents the period November 1, 2015, through September 30, 2016. See Note 1.

See accompanying notes to financial statements.

Marathon Value Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Period Ended		Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	September 30, 2016 (f)		October 31, 2015	October 31, 2014		October 31, 2013		October 31, 2012	October 31, 2011

Net asset value, beginning of period	$23.24		$23.01	$21.88		$17.72		$16.52	$15.39

Activity from investment operations:
Net investment income	0.17	(b)	0.15 (b)	0.13	(b)	0.12	(b)	0.13	0.10
Net realized and unrealized gain on investments	1.51		0.62	1.69		4.33		1.51	1.13
Total from investment operations	1.68		0.77	1.82		4.45		1.64	1.23

Less distributions from:
Net investment income	(0.16)		(0.14)	(0.08)		(0.14)		(0.11)	(0.10)
Net realized gains	(0.17)		(0.40)	(0.61)		(0.15)		(0.33)	—
Total distributions	(0.33)		(0.54)	(0.69)		(0.29)		(0.44)	(0.10)

Net asset value, end of period	$24.59		$23.24	$23.01		$21.88		$17.72	$16.52

Total return (a)	7.36	% (h)	3.46%	8.58%		25.48%		10.24%	8.03%

Net assets, end of period (000s)	$62,984		$63,306	$67,133		$64,045		$50,357	$41,251

Ratio of expenses to average net assets (c)	1.10	% (g)	1.10%	1.13	% (e)	1.21	% (d)	1.25%	1.25%
Ratio of net investment income to average net assets	0.79	% (g)	0.65%	0.56%		0.61%		0.75%	0.64%

Portfolio Turnover Rate	6	% (h)	12%	16%		10%		13%	16%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The expenses of the investment funds are excluded from the Fund’s expense ratio.

(d)	Effective March 8, 2013, the universal fee changed from 1.25% to 1.20%.

(e)	Effective March 1, 2014, the universal fee changed from 1.20% to 1.10%.

(f)	Represents the period November 1, 2015 through September 30, 2016. See Note 1.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

1.	ORGANIZATION

Marathon Value Portfolio (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund currently consists of one class of shares. Pursuant to a reorganization that took place on March 8, 2013, the Fund is the successor to the Marathon Value Portfolio, a former series of the Unified Series Trust (the “Predecessor Fund”), which in turn was the successor to the Marathon Value Portfolio, formerly of the AmeriPrime Funds (the “Original Fund”), pursuant to a reorganization that took place on January 3, 2003. The Predecessor Fund and the Original Fund had the same investment objectives and strategies and substantially the same investment policies as the Fund. The Original Fund commenced operations in March 1998. The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Effective May 1, 2016, Gratus Capital LLC (“Gratus” or the “Advisor”) began serving as the Fund’s investment advisor. Prior to May 1, 2016, Spectrum Advisory Services, Inc. (“Spectrum”) served as the Fund’s advisor. The Fund changed its fiscal year end from October 31 to September 30.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of Directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2016, for the Fund’s investments measured at fair value:

			Level 3
		Level 2	(Other Significant
	Level 1	(Other Significant	Unobservable
Assets*	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Common Stocks	$57,801,769	$—	$—	$57,801,769
Real Estate Investment Trust (REITs)	1,662,575			1,662,575
Bonds and Notes	—	1,891,753	—	1,891,753
Preferred Stock	433,000	—	—	433,000
Short Term Investment		250,000	—	250,000
Total	$59,897,344	$2,141,753	$—	$62,039,097

The Fund did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Return of capital distributions received from Real Estate Investment Trusts (“REITs”) securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2013 to October 31, 2015, or expected to be taken in the Fund’s September 30, 2016 year end tax returns. The Fund identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended September 30, 2016, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $3,855,615 and $8,131,834, respectively.

4.	INVESTMENT ADVISORY AGREEMENT/TRANSACTIONS WITH RELATED PARTIES

Spectrum has served as the Fund’s investment adviser beginning March 28, 2000, and the investment advisory agreement with Spectrum (the “Current Agreement”) was last approved by shareholders on March 8, 2013 in connection with the Fund’s reorganization into the Trust. On February 17, 2016, Spectrum notified the Board that it intended to resign as adviser to the Fund effective upon the consummation of a transaction with Gratus, pursuant to which Gratus will purchase the goodwill of Marc Heilweil, the sole owner of Spectrum and the portfolio manager of the Fund since 2000 for cash consideration (the “Transaction”). “Goodwill” means Mr. Heilweil’s connection and relationship with the clients whose accounts he managed at Spectrum. Concurrent with the Transaction, Mr. Heilweil will become an employee of Gratus where he will serve as a portfolio manager. Following the Transaction, Spectrum will liquidate and wind down its affairs as soon as reasonably practicable. In order to provide continuous service to the Fund, Spectrum has recommended to the Board that, at the close of the Transaction, Gratus be hired to act as the investment adviser to the Fund. At an in-person meeting on March 24, 2016 (the “Board Meeting”), the Board approved the new advisory agreement with Gratus (the “New Advisory Agreement”), subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a majority of the outstanding shares of a Fund. Therefore, shareholders were asked to approve the proposed New Advisory Agreement with Gratus. At the Board Meeting, the Board also approved an interim advisory agreement between the Trust, on behalf of the Fund, and Gratus (the “Interim Advisory Agreement”). The Interim Advisory Agreement was effective for 150 days from the Board Meeting until the New Advisory Agreement was approved by shareholders. Both the New Advisory Agreement and the Interim Advisory Agreement are similar in all material respects to the Current Agreement. The Transaction closed May 1, 2016. Under the terms of New Advisory Agreement an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Advisor provides investment advisory services and pays the Fund’s operating expenses (except for the following expenses, which are paid by the Fund: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and any 12b-1 fees) in return for a “universal fee.” For its services to the Fund, the Advisor is entitled to receive an annual fee, computed and accrued daily and paid monthly, equal to 1.10% of the Fund’s average daily net assets.

For the period November 1, 2015 thru April 30, 2016, Spectrum earned fees of $283,426. For the period May 1, 2016 thru September 30, 2016 Gratus earned fees of $247,748 based on the Advisory Agreement. As of September 30, 2016, the Fund owed the Advisor $35,223.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the period ended September 30, 2016, the Distributor received $0 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a servicing agreement with GFS, the Advisor (as part of the universal fee) pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Advisor (as part of the universal fee).

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Advisor (as part of the universal fee).

Compensation of Directors. Effective January 1, 2016, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $16,000 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From January 1, 2015 through December 31, 2015, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $13,500. From January 1, 2014 through December 31, 2014, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $12,000. Prior to January 1, 2014 each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $6,000. Effective January 1, 2016, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $3,750, and the Audit Committee Chairmen receive a quarterly fee of $3,000.

Additionally, in the event an in-person meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Trustee Compensation is paid by the Trust and allocated between the funds of the Trust as discussed in Note 2. The Advisor pays the Fund’s portion of the Trustee’s expenses (as part of the universal fee). The total amount allocated to the Fund for the period ended September 30, 2016, was $16,276.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2016	October 31, 2015
Ordinary Income	$427,736	$411,894
Long-Term Capital Gain	446,836	1,149,058
	$874,572	$1,560,952

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undisributed			Post October	Unrealized	Total
Ordinary	Long-Term	Capital Loss	Other Book/Tax	Loss and Late	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Differences	Year Loss	(Deprecation)	Earnings/(Deficits)
$327,953	$821,590	$—	$—	$—	$32,061,371	$33,210,914

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

The difference between the book basis and tax basis for unrealized appreciation and undistributed net investment income is primarily attributable to adjustments for return of capital distributions from C-Corporations. Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains, and return of capital distributions from C-Corporations, resulted in reclassification for the year ended September 30, 2016, as follows:

Paid	Undistributed Net	Accumulated
in	Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(26,361)	$26,361

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of September 30, 2016, Charles Schwab & Co. was the record owner of 76.51% of the Fund’s outstanding shares. Charles Schwab & Co. may be the beneficial owner of some or all of the shares, or may hold the shares for the benefit of others. As a result, Charles Schwab & Co. may be deemed to control the Fund.

7.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Marathon Value Portfolio
ADDITIONAL INFORMATION (Unaudited)
September 30, 2016

Approval of Advisory Agreement – Marathon Value Portfolio* (Gratus Capital, LLC)

In connection with a meeting held on March 24th, 2016, the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an interim investment advisory agreement and definitive investment advisory agreement (the “Advisory Agreements”) between Gratus Capital, LLC (“GCL”) and the Trust, with respect to the Marathon Value Portfolio (the “Fund”). In considering the approval of the Advisory Agreements, the Trustees received materials specifically relating to GCL, the Fund and the Advisory Agreements.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that GCL was founded in 2005 and manages approximately $716 million in discretionary assets and approximately $85 million in non-discretionary assets. They discussed that despite the change in investment adviser from SAS to GCL, Mr. Marc Heilweil would remain as the portfolio manager and the investment process would remain the same. The Trustees reviewed the backgrounds of the key investment personnel at GCL, noting that the personnel and experience of GCL will provide additional support to Mr. Heilweil in managing the Fund’s portfolio. The Trustees discussed the value GCL would bring to the Fund through its services including equity and fixed income securities research, compliance services, technology and GCL’s overall investment analysis. The Trustees discussed GCL’s risk management process, noting that GCL monitors market risk, value risk and growth risk on an ongoing basis. With respect to compliance, the Trustees discussed that GCL will review the Fund’s investments on a daily basis to monitor the investments against the Fund’s guidelines and limitations. The Board noted that after the change in adviser, SAS’ chief compliance officer will continue to serve the Fund in a compliance role, providing continuity with respect to the Fund’s compliance program. They discussed GCL’s integration of SAS’ compliance policies and procedures, noting that the Fund’s compliance program should remain strong. The Board considered GCL’s best execution policies and procedures, noting that GCL’s best execution committee considers cost along with qualitative factors in selecting broker-dealers. The Board noted that GCL has not been involved in any administrative or regulatory actions over the past three years. The Trustees agreed that the level of services GCL can provide to Marathon will benefit the Fund and its shareholders.

Performance. The Trustees reviewed the Fund’s performance over the one, two, three and five-year periods versus its benchmark, Morningstar category and adviser selected peer group. The Board considered the Fund’s past performance, noting that the Fund’s strategy, risks, objective, portfolio manager, investment restrictions, and general investment process will remain the same at GCL. The Board noted that the Fund had slightly underperformed its peer group average and Morningstar category average over the one-year period. The Trustees further noted that, while the Fund underperformed its benchmark, peer group average, and Morningstar category average over the two, three and five-year periods, the Fund’s annualized returns were respectable, which is reflected in the Fund’s overall positive returns for every period except the most recent one-year period. With respect to the Fund’s underperformance, the Trustees reviewed the Fund’s cash and cash equivalent holdings, noting that the Fund’s current adviser was using these holdings as a hedge against potentially declining markets over the two, three and five-year periods. The Trustees noted that the portfolio manager manages the Fund’s portfolio with a long-term outlook, which is reflected by the Fund’s strong ten-year and since inception performance, including earning a five star Morningstar rating over the ten-year period and outperforming its benchmark over the since inception period. The Trustees discussed the transition to GCL, noting that there will be no changes with respect to the Fund’s strategy, risks, objective, portfolio manager, or investment process.

Fees. The Trustees discussed the Fund’s current fee structure, under which the current adviser is paid a fixed unitary fee of 1.10% from which it pays all of the Fund’s ordinary operating expenses. The Trustees discussed that GCL proposed maintaining the same unitary fee structure upon becoming the Fund’s investment adviser. The Trustees noted that the unitary fee was slightly higher than the average net expense ratio of the Fund’s Morningstar category, but within the range of the Morningstar category, and that it is lower than the average of the peer group. The Trustees noted that GCL’s continuation of the current unitary fee of 1.10% would be beneficial to the Fund’s shareholders. The Trustees agreed that the fee was reasonable.

Marathon Value Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)
September 30, 2016

Economies of Scale. The Trustees discussed the current size of the Fund and GCL’s projections for the Fund’s immediate and future growth. The Trustees concluded that meaningful economies of scale justifying breakpoints would not likely be realized during the initial term of the Advisory Agreement. The Trustees discussed GCL’s willingness (although not a contractual obligation) to decrease the Fund’s unitary fee as the Fund’s assets grow. The Trustees agreed to monitor the growth of the Fund and address breakpoints at an appropriate time as the Fund’s assets increase.

Profitability. The Trustees considered GCL’s projected profitability related to the advisory services to be provided to the Fund and whether the amount of profit is a fair and reasonable entrepreneurial profit for the management of the Fund. The Trustees noted that GCL expects to earn a modest profit during the initial year as the Fund’s adviser. The Trustees agreed that based on GCL’s projections, GCL’s expected profitability from serving as the investment adviser to the Fund would not, based on the Board’s business judgment, be excessive.

Conclusion. Having requested and received such information from GCL as the Trustees believe reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Trustees concluded the advisory fee structure was reasonable and that the approval of the Advisory Agreements were in the best interest of the shareholders and Marathon.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Renewal of Advisory Agreement – Marathon Value Portfolio*

In connection with a meeting held on February 17th and 18th, 2016, the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Spectrum Advisory Services, Inc. (“SAS”) and the Trust, with respect to the Marathon Value Portfolio (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to SAS, the Fund and the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board observed that SAS is an independent private investment advisory firm that has provided conservative investment management services to businesses and individuals since 1977. The Trustees discussed the background information of the key investment personnel responsible for servicing the Fund and noted the investment team had strong experience in the financial industry. The Board reviewed SAS’s investment process noting that SAS conducts fundamental research and analysis of the strengths and weaknesses of domestic companies, in addition to examining various analysts’ expectations to find investments that have potential long term value. The Board reviewed SAS’s risk management approach, noting SAS attempts to mitigate risks through asset class diversification and the implementation of its investment process. The Board noted that SAS monitors compliance to the Fund’s investment limitations by monitoring the individual investments on a daily basis. The Board appreciated that SAS had a strong process for broker-dealer selection and screening process and the fact that SAS reported no material compliance or litigation issues since the last approval of the advisory agreement. The Board agreed that SAS has a long track record of providing a conservative value driven investment approach to its clients and concluded that SAS has provided quality service to the Fund and its shareholders.

Performance. The Board reviewed the performance of the Fund and noted that the Fund outperformed the peer group and Morningstar category averages, as well as the S&P 500’s returns over the last year. Over the longer 2 year, 3 year, and 5 year periods, the Board observed that the Fund provided respectable returns, but lagged the peer group, Morningstar category, and the S&P 500 over each. The Board further noted that these results were not unexpected given the long period of strong market returns and the Fund’s use of cash in its capital protection approach. The Board determined that the Fund’s performance was appropriate for its strategy and that SAS has continued to stay true to its mandate of seeking undervalued opportunities and not chasing returns. The Board concluded that SAS has and should continue to provide reasonable performance to the Fund and its shareholders.

Marathon Value Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)
September 30, 2016

Fees. The Trustees discussed the Fund’s “unitary” fee, under which the Fund pays SAS a fixed fee of 1.10%, and SAS pays all of the Fund’s ordinary operating expenses. They agreed that although the fee is higher than the peer group and Morningstar category advisory fee averages, the unitary fee is more appropriately compared to the total expense ratios of the comparable groups. They noted that the unitary fee was in line with, or lower than, the comparable groups. The Trustees concluded the fee was reasonable.

Economies of Scale. The Board discussed the small size of the Fund and its prospect for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. However, SAS agreed in its report to the Board that, if the Fund grows and SAS achieves economies of scale, it would be willing to discuss the implementation of breakpoints. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Trustees reviewed the profitability analysis in connection with the management of the Fund provided by SAS. They observed that fact that SAS showed a loss from its relationship with the Fund, but recalled SAS’ notation that the expenses allocated to the Fund consisted primarily of fixed costs that would be incurred regardless of whether the adviser managed the Fund. The Trustees concluded the level of profit realized by SAS in connection with its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from SAS as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of Marathon.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Marathon Value Portfolio and Board of Trustees of

Northern Lights Fund Trust III

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marathon Value Portfolio (the “Fund”), a series of Northern Lights Fund Trust III, as of September 30, 2016, and the related statements of operations for the eleven months ended September 30, 2016 and for the year ended October 31, 2015, the statements of changes in net assets for the eleven months ended September 30, 2016 and for the years ended October 31, 2015 and 2014, and the financial highlights for the eleven months ended September 30, 2016 and for the years ended October 31, 2015, 2014, 2013, 2012 and 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Marathon Value Portfolio as of September 30, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 23, 2016

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.1538 fax | cohenepa.com

Registered with the Public Company Accounting Oversight Board

Marathon Value Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years***
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008).	37	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	37	Monetta Mutual Funds (since 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	144	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	144	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976-2014).	37	PS Technology, Inc. (2010-2013).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV and Northern Lights Variable Trust.

***	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/16-NLFT III-v1

Marathon Value Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2016

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	President	May 2015, indefinite	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (2013 - 2014), Law Clerk, Gemini Fund Services, LLC (2009 - 2013), Legal Intern, NASDAQ OMX (2011 - 2011).
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009- 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-788-6086.

9/30/16-NLFT III-v1

Marathon Value Portfolio
EXPENSE EXAMPLES
September 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting solely of the Fund’s universal fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	4/1/16	9/30/16	4/1/16-9/30/16*	4/1/16-9/30/16
	$1,000.00	$1,054.50	$6.15	1.10%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	4/1/16	9/30/16	4/1/16-9/30/16*	4/1/16-9/30/16
	$1,000.00	$1,021.24	$6.05	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.

Marathon Value Portfolio

OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (800) 788-6086.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. Such information is also available on the SEC’s website at http://www.sec.gov.

Northern Lights Fund Trust III
17605 Wright Street
Omaha, NE 68130

ADVISOR
Gratus Capital, LLC
3350 Riverwood Parkway, Suite 1550
Atlanta, GA 30339

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
41 South High Street
Columbus, OH 43215

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 – $13,500

2015 – $13,000

(b)	Audit-Related Fees

2016 – None

2015 – None

(c)	Tax Fees

2016 – $2,500

2015 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $2,500

2015 –$2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 11/30/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 11/30/2016

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 11/30/2016